IMMEDIATE RELEASE

TOWNSQUARE MEDIA, INC. REPORTS PRELIMINARY ESTIMATED FOURTH QUARTER 2020 RESULTS

Purchase, NY - December 15, 2020 - Townsquare Media, Inc. (NYSE: TSQ) (“Townsquare”, the "Company," "we," "us," or "our") announced today preliminary estimated financial results for the fourth quarter and full year ended December 31, 2020.

“We are pleased to pre-announce very strong fourth quarter estimated results that outperformed the expectations we had previously outlined on our third quarter earnings call. At that time, I stated that our goal for fourth quarter net revenue was a year over year decline of -7.5%, approximately half of our third quarter net revenue decline of -15%, which had been a material improvement from Q2’s decline of -35%. Today, I am proud to share that we expect fourth quarter net revenue will be between $107 million and $109 million, which equates to a decline of approximately ‑2.7% to -4.5%, materially outperforming our goal. In addition, we expect Q4 2020 Adjusted EBITDA will be between $27 million and $28 million, representing between +8.3% and +12.3% growth year over year. This far exceeds our previously stated goal (by at least $2 million) that Q4 2020 Adjusted EBITDA would approach Q4 2019 Adjusted EBITDA of $24.9 million,” commented Bill Wilson, Chief Executive Officer of Townsquare Media, Inc.

The information presented herein is based on internally available financial information that has not been audited or subject to regular period end closing procedures. Furthermore, the fourth quarter period has not yet been completed. As such, the financial guidance presented above reflects various assumptions and estimates based only upon information available to management as of the date hereof. This information should not be viewed as a substitute for full audited financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). As a result, while this information is presented with ranges that management considers to be reasonable, it remains in all cases subject to change pending finalization. It is very difficult to predict the impact of known factors and it is impossible for the Company to anticipate all factors that could affect its actual results. Actual results may differ materially from the estimates presented above due to developments or other information that may arise between now and the time the financial results for the fourth quarter and fiscal year are finalized. Therefore, you should not place undue reliance on estimated financial information provided herein, which speaks only as of the date hereof. Estimates of results are inherently uncertain and subject to change, and the Company does not undertake any obligation to update this information. The Company’s independent registered public accounting firm, BDO USA, LLP, has not audited, reviewed, compiled or performed any procedures with respect to any of the estimated financial information. Accordingly, BDO USA, LLP does not express an opinion or any other form of assurance with respect thereto. The preliminary estimated financial information for the quarter ended December 30, 2020 is not necessarily indicative of the results to be achieved in any future period, in particular due to the impact of the ongoing COVID-19 pandemic.

About Townsquare Media, Inc.

Townsquare is a community-focused digital media, digital marketing solutions and radio company focused outside the Top 50 markets in the U.S. Our assets include Townsquare Interactive, a digital marketing services subscription business providing web sites, search engine optimization, social platforms and online reputation management for approximately 21,900 SMBs; Townsquare IGNITE, a proprietary digital programmatic advertising technology with an in-house demand and data management platform; and Townsquare Media, our portfolio of 322 local terrestrial radio stations in 67 cities with corresponding local news and entertainment websites and apps including legendary brands such as WYRK.com, WJON.com, and NJ101.5.com along with a network of national music brands including XXLmag.com, TasteofCountry.com, UltimateClassicRock.com and Loudwire.com. For more information, please visit www.townsquaremedia.com, www.townsquareinteractive.com, and www.townsquareignite.com.

Forward-Looking Statements

Except for the historical information contained in this press release, the matters addressed are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “estimate,” “expect,” “forecast,” “outlook,”

“potential,” “project,” “projection,” “plan,” “intend,” “seek,” “believe,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms. By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement. Forward looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof or as of the date specified herein. Risks and uncertainties that could have a material impact on our business and financial results include, but are not limited to, general economic conditions in the United States, or in the specific markets in which we currently do business, industry conditions, legislative or regulatory requirements, the continuation or worsening of the effects from the COVID-19 pandemic, its scope, duration and impact on our business, financial results, cash flows and liquidity, as well as the impact on our clients and customers, the success of our mitigation efforts in response to the COVID-19 pandemic, our performance in any recovery from the COVID-19 pandemic, any civil unrest or violence, the performance of financial and credit markets, our ability to comply with the covenants and obligations under our outstanding debt, including meeting required payments of principal and interest, our ability to access debt or equity capital on attractive terms or at all, potential downgrades to our credit ratings, and certain other events, including future disease outbreaks and pandemics. See “Risk Factors” and “Forward-Looking Statements” included in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on June 9, 2020, and subsequent filings with the SEC, for a discussion of additional factors that could cause our actual results to differ from those expressed or implied by forward-looking statements. Townsquare Media, Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

Non-GAAP Financial Measures and Definitions

In this press release, we refer to Adjusted EBITDA which is a financial measure that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). We define Adjusted EBITDA as net income (loss) before the deduction of income taxes, interest expense, net, repurchase of debt, transaction costs, depreciation and amortization, stock-based compensation, business realignment costs, impairment of goodwill, long-lived and intangible assets, impairment of investments, net (income) loss from discontinued operations, net of income taxes, net (loss) gain on sale and retirement of assets and other expense (income) net. This measure does not represent, and should not be considered as an alternative to or superior to, financial results and measures determined or calculated in accordance with GAAP. In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles. You should be aware that in the future we may incur expenses or charges that are the same as or similar to some of the adjustments in the presentation, and we do not infer that our future results will be unaffected by unusual or non-recurring items. In addition, this non-GAAP measure may not be comparable to similarly-named measures reported by other companies. Reconciliations of this non-GAAP measure to the most directly comparable GAAP measure is not included herein because we are not able to estimate certain components of this non-GAAP measure without unreasonable effort. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results.

We use Adjusted EBITDA to facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting interest expense), taxation and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance, and to facilitate year over year comparisons, by backing out the impact of political revenue which varies depending on the election cycle and may be unrelated to operating performance. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of transaction costs, net (loss) gain on sale and retirement of assets, business realignment costs, certain impairments, and net income (loss) from discontinued operations. Further, while discretionary bonuses for members of management are not determined with reference to specific targets, our board of directors may consider Adjusted EBITDA, when determining discretionary bonuses.

Investor Relations
Claire Yenicay
(203) 900-5555
investors@townsquaremedia.com

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